SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                February 19, 2004
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
             (Exact name of registrant as specified in its charter)


    Delaware              0-21969                         23-2725311
(State or other     (Commission File No.)     (IRS Employer Identification No.)
 jurisdiction
 of incorporation)


               1201 Winterson Road, Linthicum, Maryland     21090
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (410) 865-8500


                                 Not applicable
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 2

The information in this Report, including the exhibit, is furnished under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, is not incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 12 -- Regulation FD Disclosure (Information Provided Under Item 12 Results of Operations and Financial Condition)

On February 19, 2004, CIENA Corporation issued a press release announcing its financial results for the fiscal quarter ended January 31, 2004. The text of the press release is furnished as Exhibit 99.1 to this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         CIENA CORPORATION

Dated: February 19, 2004             By: /s/ Russell B. Stevenson, Jr.
                                         ---------------------------------------
                                         Senior Vice President, General Counsel
                                         and Secretary






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